Exhibit 10.15

                          MODIFICATION NUMBER ONE



         Pursuant to our Production Contract of February 13, 1995, the

         requirements of Article Three Subsection C are waived through the last day of March, 1996.



         The requirements of Article Three Subsection C remain in force for every month from April, 1996 through the completion of the term of the Production Contract, inclusive.



         IN WITNESS WHEREOF


         The undersigned parties have duly executed this modification to their agreement on the date last written below.



         CARRINGTON LABORATORIES, INC.      OREGON FREEZE DRY, INC.

         By:   /s/                          By:   /s/
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         Name:                              Name:
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         Title                              Title:
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         Date: 2/19/96                       Date:
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